SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 19, 2006
Date of Report (Date of earliest event reported)

ASIA PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

800 5th Avenue, Suite 4100
Seattle, Washington 98104
(Address of principal executive offices, including zip code)

(206) 447-1379
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

==============================================================================================================

Item 1.01     Entry into a Material Definitive Agreement

     As used in this report, “we”, “us”, “our”, and the “Company” refer to Asia Payment Systems, Inc., a Nevada corporation.

     On May 19, 2006, the Company, InterPay International Group Ltd., a British Virgin Islands international business company (“InterPay”), Ng King Kau, the sole shareholder of InterPay (“KK Ng”) and the InterPay creditors who have advanced funds to InterPay and have agreed to exchange their advances for shares of our preferred shares at the closing (the “InterPay Investors”) entered into a Share Exchange Agreement (the “Agreement”) pursuant to which we will acquire from KK Ng all 100 shares of InterPay’s $1.00 par value per share common stock (the “InterPay Common Stock”) that are issued and outstanding and $660,000 of advances from the InterPay Investors in exchange (the “Share Exchange”) for the issuance by us of an aggregate of 3,500,000 shares of preferred stock (the “Preferred Stock”).

     The Preferred Stock will be automatically convertible into shares of our common stock on a five-for-one basis upon shareholder approval of an increase in our authorized number of shares of common stock.

     After the Share Exchange is consummated, InterPay will become a wholly-owned subsidiary of the Company, with financial results from April 1, 2006. InterPay, headquartered in Singapore, is the holding company for a group of companies offering payment and loyalty cards and online recharge products and services. It has joint venture payment and loyalty cards companies in Malaysia which hold licenses from MasterCard and VISA and operate loyalty cards which are accepted nationwide with over 1.5 million customers. InterPay also offers management services, technical support, consultancy services and software systems in all aspects of payment and loyalty card operations globally.

      On December 7, 2006 the transaction was completed.

     In addition, on May 22, 2006, the Company entered into an employment contract with KK Ng pursuant to which:

  KK Ng will serve as our President and Chief Executive Officer for a period of five years effective immediately

  KK Ng is appointed as a director of the Company

  KK Ng shall be entitled to an annual profit share payable by us in the amount of two percent (2%) of our annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) and before stock based compensation

  KK Ng will receive an aggregate of 2,500,000 options to purchase our common stock at an option price of $0.25 per share on the following vesting schedule: 100,000 options at the end of every quarter during the five year term of his employment contract, with an additional 500,000 options at the end of the fifth year

  KK Ng will receive, upon the termination of his employment, a total payment of HKD 2,000,000 ($270,000) in return for his agreement not to compete with the Company for a period of one year thereafter

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

     Pursuant to an Employment Contract dated May 22, 2006, Ng King Kau (“KK Ng”) was appointed to serve as president, chief executive officer and a director on our board of directors.

     During the past two years, other than in connection with the Share Exchange Agreement dated May 19, 2006 disclosed in Item 1.01, KK Ng has not been a party to any transaction with us in which he had or is to have a direct or indirect material interest.

     Since 1995, KK Ng was the founder and CEO of InterPay International Group Pte Ltd, headquartered in Singapore, a holding company for a group of companies offering payment, loyalty and airtime reload products and services worldwide. From 2003 to 2005, he was an independent consultant in MasterCard Advisors, a division of MasterCard International Inc., a network of financial institutions providing transaction processing solutions, innovative products and consulting services within 210 countries.

     From 1992 to 1995, Mr. Ng was also a Director of Maestro International Inc, a subsidiary of MasterCard International Inc., and served as an Alternate Director on the MasterCard Asia Pacific Board between 1991 and 1995. From 1986 to 1995, Mr. Ng was employed by the MBf Group of Malaysia, the largest MasterCard issuer in Southeast Asia and became the President – Card and Payment Service.

     Mr. Ng holds a B.Sc. (Engineering) degree from University of London, England and M. Sc. (Administrative Sciences) from The City University Graduate Business School, London, England.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Interpay International Group Ltd. December 31, 2005

Unaudited Condensed Consolidated Balance Sheet of Interpay International Group Ltd. as at March 31, 2006

Unaudited Condensed Consolidated Income Statement of Interpay International Group Ltd. for the three months ended March 31, 2006

(b)	Pro Forma Financial Statements.

Pro Forma Consolidated Financial Statements for Asia Payment Systems Inc. as at March 31, 2006.

(c)	Shell company transactions.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC.
(Registrant)

Date: February 20, 2007

By: CHARLIE RODRIGUEZ
       Charlie Rodriguez, Secretary and Director

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

FINANCIAL STATEMENTS FOR THE YEAR ENDED
31 DECEMBER 2005

(In US DOLLAR)

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2005

Company No. 143624

REPORT OF THE AUDITOR TO THE MEMBERS OF TO OF
INTERPAY INTERNATIONAL GROUP LTD
[Incorporated in The British Virgin Islands]

SPECIAL AUDIT

We have audited the financial statements of the Company and the Group as on pages 2 to 11. These financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

Inour opinionthe the accompanying financial statements are properly drawn up so as to give a true and fair view of the state of affairs of the Company and the Group as at 31 December 2005 and of the results of its operations of the Company and the Group and the cash flows for the Group for the year ended on that date.

FRANCIS LEE & CO
Francis Lee & Co
AF : 0595 Lee & Co
Chartered Accountants

LEE PAK LEE
Lee Pak Lee
1214/4/07 (J) Lee
1214/4/07 (J)

Kuala Lumpur
29 May 2006

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

CONSOLIDATED BALANCE SHEET
AS AT 31 DECEMBER 2005

		2005	2004
	Notes	USD	USD

PROPERTY, PLANT AND EQUIPMENTS	9	374	154

PRELIMINARY EXPENSES		-	-

TRADE MARK	10	-	-

OTHER INVESTMENT	7	1	1

CURRENT ASSETS
Trade receivables	12	-	-
Other receivables and deposit	11	105,263	-
Amount due from director	4	-	10,069
Cash and bank balances		18,339	66
		123,602	10,135
LESS : CURRENT LIABILITIES
Trade payables		-	4,342
Other payables and accruals		68,685	42,614
Amount due to shareholders	4	660,000	508,264
		728,685	555,220
NET CURRENT ASSETS/(LIABILITIES)		(605,083)	(545,085)
		(604,708)	(544,930)

Financed by:

SHARE CAPITAL	5	100	100
ACCUMULATED PROFIT/(LOSS)		(617,824)	(567,068)
FOREIGN EXCHANGE RESERVED		22,038	22,038
MINORITY INTEREST		(9,022)	-
		(604,708)	(544,930)

The accompanying notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005
		2005	2004
	Notes	USD	USD

Revenue	6	-	27,184

Other income		-	-

		-	27,184
Expenses
Administration expenses		(59,778)	(948,311)
Selling and distribution costs		-	-

		(59,778)	(948,311)
Loss from operations		(59,778)	(921,127)
Finance cost		-	-

Loss before taxation	8	(59,778)	(921,127)

Taxation		-	-

Net loss after taxation		(59,778)	(921,127)

Minority interest		9,022	-

Net loss for the year		(50,756)	(921,127)

The accompanying notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

BALANCE SHEET
AS AT 31 DECEMBER 2005

		2005	2004
	Notes	USD	USD

PRELIMINARY EXPENSES		-	-

INVESTMENTS IN SUBSIDIARIES COMPANIES	3	304	303

CURRENT ASSETS
Trade receivables		-	-
Amount due from subsidiaries companies	4	924,340	781,020
Cash in hand		7,780	-
		932,120	781,020
LESS : CURRENT LIABILITIES
Other creditors and accruals		7,000	6,300
Amount due to subsidiaries companies	4	-	-
Amount due to shareholders	4	660,000	508,264
		667,000	514,564
NET CURRENT ASSETS		265,120	266,456
		265,424	266,759

Financed by:

SHARE CAPITAL	5	100	100
RETAINED PROFIT		265,324	266,659
		265,424	266,759

The accompanying notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005
		2005	2004
	Notes	USD	USD

Revenue	6	-	50,000

Other income - Dividend received		-	169,608
		-	219,608
Expenses

Administration expenses		(1,335)	(6,405)

Selling and distribution costs		-	-
		(1,335)	(6,405)

Profit from operations		(1,335)	213,203

Finance cost		-	-

Profit before taxation	8	(1,335)	213,203

Taxation		-	-

Net profit for the year		(1,335)	213,203

The accompanying notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 31 DECEMBER 2005

		Share	Accumulated
COMPANY	Notes	Capital	Profit	Total
		USD	USD	USD
As at 1 January 2004		100	53,456	53,556

Net profit for the year		-	213,203	213,203

As at 31 December 2004		100	266,659	266,759

Net loss for the year		-	(1,335)	(1,335)

At 31 December 2005		100	265,324	265,424

		Share	Accumulated
GROUP	Notes	Capital	Loss	Total
		USD	USD	USD
As at 1 January 2004		100	354,059	354,159

Net loss for the year		-	(921,127)	(921,127)

As at 31 December 2004		100	(567,068)	(566,968)

Net loss for the year		-	(50,756)	(50,756)

At 31 December 2005		100	(617,824)	(617,724)

The accompanying notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

CONSOLIDATED CASH FLOWS STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

	2005	2004
	USD	USD

CASH FLOWS FROM OPERATING ACTIVITIES
Loss before taxation	(59,778)	(921,127)
Adjustment for:
Provision of diminution in value of investment	-	711,799
Loss on disposal of property, plant and equipment	1,459	-
Depreciation	142	106
Trade mark written off	-	22,880
Preliminary expenses written off	-	11,439
Operationg loss before working capital changes	(58,177)	(174,903)

(Increase)/decrease in working capital:
Trade receivables	-	190,721
Other receivables and deposit	(105,263)	-
Amount due from related company	-	15,850
Amount due from director	10,069	(1,601)
Trade payables	(4,342)	-
Other payables and accruals	26,071	(32,753)
Amount due to shareholders	151,736	2,558
Net cash (used in)/generated from operating activities	20,094	(128)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds on disposal of property, plant and equipments	4,129	-
Acquisition of property, plant and equipments	(5,950)	-
Net cash generated from/(used in) investing activities	(1,821)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Issue of share capital	-	-
Net cash generated from/(used in) financing activities	-	-

NET (DECREASE)/INCREASE IN CASH AND BANK BALANCES	18,273	(128)

CASH AND BANK BALANCES AT BEGINNING OF YEAR	66	194

CASH AND BANK BALANCES AT END OF YEAR	18,339	66

The accompany notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

CASH FLOWS STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

1996
USD

CASH FLOWS FROM OPERATING ACTIVITIES
Loss before taxation	(39,596)
Adjustment for:
Preliminary expenses	(4,440)
Loss on disposal of investment	6,667
Operationg loss before working capital changes	(37,369)

(Increase)/decrease in working capital:
Trade receivables	(20,000)
Amount due from subsidiaries companies	(219,975)
Other payables and accruals	700
Amount due to subsidiaries companies	99,033
Amount due shareholders	399,900
Net cash generated from operating activities	222,289

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of investment	(33,634)
Proceeds from sale of investment	26,666
Net cash used in investing activities	(6,968)

CASH FLOWS FROM FINANCING ACTIVITIES
Issued of share capital	100
Net cash generated from financing activities	100

NET INCREASE IN CASH IN HAND	215,421

CASH IN HAND AT BEGINNING OF PERIOD	-

CASH IN HAND AT END OF PERIOD	215,421

The accompany notes to this statement form an integral part of the financial statements

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD

(Incorporated in The British Virgin Islands)

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2005

1.      PRINCIPAL ACTIVITIES

The Company is an investment holding Company. Its subsidiaries and related companies provide technical and consultancy services to operators of payment and loyalty cards, grant franchises of payment and loyalty cards and conduct payment and loyalty related business as well as the sales/distribution of prepaid products/services.

2.     SIGNIFICANT ACCOUNTING POLICIES

a)   Basis of Preparation

      The financial statements are prepared under the historical cost convention to comply with US generally accepted accounting principles.

b)   Investments

      Investments in subsidiaries are stated at cost unless in the opinion of the directors there have been permanent diminution in value, in which case provision is made for the diminution in value.

c)   Depreciation of Property, Plant and Equipments

      Depreciation is calculated to write off the cost of the property, plant and equipments on a straight line basis over the expected useful lives of the assets concerned. The principal annual rates is as follows:-

Motor vehicle 20%
Office equipment 10%

The carrying amount of property, plant and equipments are reviewed at each financial statements date to determine whether there is any indication of impairment. If such an indication exists, the property, plant and equipments recoverable amount is estimated. An impairment loss is recognized whenever the carrying amount of an item of property, plant and equipments exceeds its recoverable amounts. The impairment loss is charged to the income statement unless it reverses a previous revaluation in which case it will be charged to equity.

Company No. 143624

d)  Deferred Taxation

      Deferred taxation is provided under liability method for timing differences between the accounting and taxation treatment of depreciation and capital allowances on fixed assets and for other timing differences. Deferred tax benefits are only recognised where there is reasonable expection of realization in the near future. Consilidated
      Accounts The consolidated financial statement incorporate the statements of the Company and its subsidiaries made up to the end of the financial year. Inter-Company transactions are eliminated on consolidation and the consolidated financial statements reflect external transactions only. Income Recognition The revenue recognised on management fee received.

e)   Consilidated Accounts Consilidated Accounts

The consolidated financial statement incorporate the statements of the Company and The consolidated financial statement incorporate the statements of the Company and made of year its subsidiaries made up to the end of the financial year. Inter-Company statements transactions are eliminated on consolidation and the consolidated financial statements reflect external transactions only.

 f)   Income Recognition Income Recognition

     The revenue recognised on management fee received.

Company No. 143624

3	.	INVESTMENT IN SUBSIDIARY COMPANIES
				Company
				2005		2004
				USD		USD
		Unquoted shares at cost:-

		Balance as at 01.01.2005		303		301
		Addition during the year		1		-
		Balance as at 01.12.2005		304		301

			Country of	Principal		Percentage of
		Name	Incorporation	Activity		Equity Held
					2005	2004

		Interpay International	The British	Investment holding company	100%	100%
		Resources Ltd.	Virgin Islands	for Interpay International's
				payment and loyalty card
				businesses worlwide.

		Interpay International	The British	The franchise holder of all	100%	100%
		Franchising Ltd.	Virgin Islands	Interpay International's card
				products & services.

		Interpay International	The British	Provides consultancy,	100%	100%
		Associates Ltd.	Virgin Islands	technical and management
				services to operators in
				payment snd loyalty related
				card products.

		Interpay Asia Sdn Bhd	Malaysia	The technical support centre	100%	100%
				based in Kuala Lumpur.

		Interpay International Airtime	Singapore	Is the investment holding	100%	100%
		Pte Ltd (Formerly known as		Company for Interpay
		Rewardstreet.Com (Singapore)		International prepaid
		Pte Ltd)		businesses worldwide.

		Interpay International	Singapore	Is a dormant Company.	100%	100%
		M-Commerce Pte Ltd (Formerly
		known as T2T Exchange.Com
		(S) Pte Ltd)

		Payment Business	Malaysia	Is a software development	100%	-
		Solutions Sdn Bhd		Company for payment and
				loyalty related business.

4	.	AMOUNT DUE FROM/(TO) SUBSIDIARY/RELATED COMPANIES/SHAREHOLDERS/DIRECTORS

		This amounts are interest free, unsecured and without fixed terms of repayment.

Company No. 143624

5	.	SHARE CAPITAL
					Group/Company
					2005		2004
					USD		USD
		Ordinary shares of RM1 each
		Authorised			50,000		50,000

		Issued and fully paid			100		100

6	.	TURNOVER - COMPANY

		The turnover of the Company represent the management fee received.

7	.	OTHER INVESTMENT - GROUP
					2005		2004
					USD		USD
		Unquoted shares at cost:-

		Balance as at 1 January			1		711,800
		Less : Provision of diminution in value of investment			-		(711,799)
		As at 31 December			1		1

			Country of	Principal			Percentage of
		Name	Incorporation	Activity			Equity Held
						2005		2004

		Isynergy Sdn Bhd	Malaysia	Issuance of payment and		49%		49%
		(Formerly known as Synergy		loyalty cards.
		Card & Payment Services
		Sdn Bhd)

		Etop Services (Malaysia)	Malaysia	Sales & distribution of prepaid		50%		-
		Sdn Bhd		product/services.

8	.	(LOSS)/PROFIT BEFORE TAXATION

		This is arrived at after charging/(crediting) the following:

			Group		Company
			2005	2004	2005		2004
			USD	USD	USD		USD
		After charging/(crediting):
		Audit fee	4,218	3,840	700		700
		Provision of diminution in value
		of investment	-	711,799	-		-
		Dividend received	-	(169,608)	-		(169,608)
		Management fee paid	-	-	-		-
		Preliminary expenses written off	526	11,439	-		-
		Goodwill written off	5,747	-	-		-
		Provision for doubtful debts	-	171,967	-		-
		Management fee received	-	(9,184)	(50,000)		(50,000)
		Trade mark written off	-	22,880	-		-
		Royalty fee received	-	(18,000)	-		-

Company No. 143624

		Depreciation	106	106	-	-
		Staff cost	18,355	17,368	-	-

9	.	PROPERTY, PLANT AND EQUIPMENTS - GROUP

				Accumulated		Current
				Depreciation	Net Book	Depreciation
		2005	Cost	Charge	Value	Charge
			USD	USD	USD	USD

		Motor vehicle	-	-	-	-
		Office equipment	1,417	1,043	374	142
			1,417	1,043	374	142

				Accumulated		Current
				Depreciation	Net Book	Depreciation
		2004	Cost	Charge	Value	Charge
			USD	USD	USD	USD

		Motor vehicle	-	-	-	-
		Office equipment	1,055	901	154	10
			1,055	901	154	10

10	.	TRADE MARK - GROUP
					2005	2004
					USD	USD

		As at 1 January			-	22,880
		Addition			-	-
		Amortisation			-	(22,880)
		As as 31 December			-	-

11.	OTHER RECEIVABLES AND DEPOSITS

This is an advance made into Synergy Cards Sdn Bhd for the subscription of 20% of the ordinary shares to be issued.

12.	TRADE RECEIVABLES - GROUP

			2005	2004
			USD	USD

		Trade receivables	-	190,721
		Other payable - withholding tax	-	(18,754)
		Less : Provision for doubtful debts	-	(171,967)
			-	-

13	.	SUBSEQUENT YEAR END EVENT

The Company is in the process of entering into various agreements with other shareholders of Isynergy Sdn Bhd and
Synergy Card Sdn Bhd that all the dividends it may receive from Synergy Cards Sdn Bhd will be utilised to extend loans to Isynergy Sdn Bhd up to 49% of existing loan amount provided by Advance Synergy Bhd and Advance Synergy Capital
Bhd. The Company will enter into a new shareholders' agreement with the existing shareholder of Isynergy Sdn Bhd ,
Advance Synergy Bhd and new shareholder Advance Synergy Capital Bhd. This new agreement shall supersede the existing shareholders agreement between the Company and Advance Synergy Bhd. The Company's holding of Isynergy
Sdn Bhd shares will be reduced to 20% from 49% upon Isynergy Sdn Bhd enlarging its capital from RM5,000,000 to
RM12,250,000.

The above is pending finalisation at the date of this report.

Company No. 143624

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

I, Ng King Kau, being the director of Interpay International Group Ltd state that, in the opinion of the director, the financial statements set out on pages 2 to 12 are properly drawn up in accordance with US generally accepted accounting principles so as to give a true and fair view of the state of affairs of the Company and the Group as at 31 December 2005 and
of  the results of its operations of the Company and the Group and the cash flows of the Group for the year ended on that date.

On behalf of the Board

NG KING KAU
Ng King Kau
Director

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

CONSOLIDATED BALANCE SHEET
AS AT 31 MARCH 2006

		31/03/06	2005
	Notes	USD	USD

PROPERTY, PLANT AND EQUIPMENTS		338	374

PRELIMINARY EXPENSES		-	-

TRADE MARK		-	-

OTHER INVESTMENT		1	1

CURRENT ASSETS
Trade receivables		-	-
Other receivables and deposit		105,263	105,263
Amount due from director		-	-
Cash and bank balances		4,763	18,339
		110,026	123,602
LESS : CURRENT LIABILITIES
Trade payables		-	-
Other payables and accruals		69,169	68,685
Amount due to shareholders		660,000	660,000
		729,169	728,685
NET CURRENT ASSETS/(LIABILITIES)		(619,143)	(605,083)
		(618,804)	(604,708)

Financed by:

SHARE CAPITAL		100	100
ACCUMULATED PROFIT/(LOSS)		(631,887)	(617,824)
FOREIGN EXCHANGE RESERVED		22,038	22,038
MINORITY INTEREST		(9,055)	(9,022)
		(618,804)	(604,708)

INTERPAY INTERNATIONAL GROUP LTD
(Incorporated in The British Virgin Islands)

CONSOLIDATED INCOME STATEMENT
FOR 3 MONTH ENDED 31 MARCH 2006
		31/3/06	2005
	Notes	USD	USD
Revenue		-	-

Other income		-	-
		-	-

Expenses

Administration expenses		(19,842)	(59,778)

Selling and distribution costs		-	-
		(19,842)	(59,778)
Loss from operations		(19,842)	(59,778)

Finance cost		-	-

Loss before taxation		(19,842)	(59,778)

Taxation		-	-

Net loss after taxation		(19,842)	(59,778)

Minority interest		9,055	9,022

Net loss for the year		(10,787)	(50,756)

The accompanying notes to this statement form an integral part of the financial statements

Asia Payment Systems, Inc.
(A Development Stage Company)
ProForma Condensed Consolidated Balance Sheet
As at March 31, 2006 (unaudited)

	Asia Payment				Pro Forma
	Systems Inc.	Interpay	Adjustments		Consolidated
			Note 5
Assets	$	$	$		$
Current:
Cash	119,273	4,763			124,036
Accounts receivable	3,767				3,767
Other receivable and deposit		105,263			105,263
Prepaid expenses	5,102				5,102
Total Current Assets	128,142	110,026			238,168

Equipment, net	13,549	338			13,887
Other investment		1			1
Deferred compensation			635,568	A	635,568
Goodwill			2,814,181	B	2,814,181
Prepaid deposits	6,890				6,890
Total Assets	148,581	110,365	3,449,749		3,708,695

Liabilities
Current:
Accounts payable and ccrued liabilities	383,974	69,169			453,143
Other payable	45,165				45,165
Unearned income					0
Due to related parties	236,982	660,000	(660,000)	C	236,982
Loan payable	170,000				170,000
Total Current Liabilities	836,121	729,169			905,290
Non-current:
Convertible loan payable, net of unamortized discount of
$150,733 (2005 – 126,863)	49,267				49,267
Total Liabilities	885,388	729,169			954,557

Stockholders’ Deficiency
Capital stock

Preferred stock			3,500	D	3,500
Common stock	35,751	100	(100)	E	35,751
Additional paid-in capital	9,905,496		3,496,500	F	13,401,996
Deferred stock based compensation	(3,034,398)				(3,034,398)
Deficit accumulated during the development stage	(7,641,642)	(631,887)	631,887	G	(7,641,642)
Foreign exchange reserve		22,038	(22,038)	H	0
Minority interest		(9,055)			(9,055)
Accumulated other comprehensive income/(loss)	(2,014)				(2,014)
Total Stockholders’ Deficiency	(736,807)	(618,804)			2,750,638
Total Liabilities and Stockholders’ Deficiency	148,581	110,365	3,449,749		3,705,195

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Asia Payment Systems Inc.
(A development Stage Company)
Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss for the
three months ended March 31, 2006  (unaudited)

	Asia Payment	Interpay	Pro Forma
	Systems Inc.		Consolidated
	$	$	$
Revenue	37,513		37,513

Cost of goods and services	(16,550)		(16,550)

Gross profit	20,963		20,963

Operating expenses

General and administrative	59,790	19,842	79,632
Stock based compensation	875,197		875,197
Management fees	124,282		124,282
Professional fees	33,559		33,559
Travel	17,026		17,026
Amortization and depreciation	1,890		1,890

Total operating expenses	(1,111,744)	(19,842)	(1,131,586)

Interest expense	(28,723)		(28,723)

Loss before minority interest	(1,119,504)	(19,842)	(1,139,346)

Minority interest		9,055	9,055

Net loss	(1,119,504)	(10,787)	(1,130,291)

Foreign currency translation loss	(3,060)		(3,060)

Comprehensive loss	(1,122,564)	(10,787)	(1,133,351)
Weighted average number
of shares outstanding – basic and diluted	35,640,932		35,640,932
Net loss per share
– basic and diluted	$(0.03)		$(0.03)

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Asia Payment Systems Inc. and Subsidiaries
(A Development Stage Company)
Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss
for the year ended December 31, 2005
	Asia Payment		Pro Forma
	Systems Inc.	Interpay	Consolidated
	$	$	$
Revenue	43,949		43,949

Cost of goods and services	(13,527)		(13,527)

Gross profit	30,422		30,422

Operating expenses
General and administrative	410,148	59,636	469,784
Stock based compensation	1,982,439		1,982,439
Management fees	458,901		458,901
Professional fees	479,692		479,692
Business development	60,000		60,000
Investment impairment	497,326		497,326
Research and development	51,077		51,077
Travel	126,404		126,404
Amortization and depreciation	7,385	142	7,527
Total operating expenses	(4,073,372)	(59,778)	(4,133,150)

Other income (expenses)
Interest expense	(9,985)		(9,985)
Minority interest		9,022	9,022

Net loss	(4,052,935)	(50,756)	(4,103,691)
Foreign currency gain	1,046		1,046

Comprehensive loss	(4,051,889)	(50,756)	(4,102,645)

Weighted average number of shares outstanding —
basic and diluted	33,285,829		33,285,829

Net loss per share — basic and diluted	(0.12)		(0.12)

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Asia Payment Systems, Inc.
(A Development Stage Company)
Notes to the Pro Forma Condensed Consolidated Financial Statements (unaudited)

Note 1	The unaudited Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed
Consolidated Statements of Operations have been prepared for informational purposes only and do not purport to be indicative of the financial position or the results of operations that actually would have occurred if the acquisition had been consumated at the beginning of the periods presented, nor of results to be expected in the future. Furthermore, the unaudited Pro Forma Condenses Consolidated
Balance Sheet and Pro Forma Condensed Consolidated Statements of Operations do not reflect changes that may have occurred as the result of post-acquisition activities and other matters.

Note 2	The unaudited Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed
Consolidated Statements of Operations give effect to the acquisition of Interpay International
Group Ltd. (Interpay) by Asia Payment Systems Inc.(the "Company"), which resulted in
Interpay becoming the Company's wholly-owned subsidiary. The unaudited ProForma Condensed
Consolidated Statements of Operations are presented as if the acqisition occurred at the beginning of the periods presented.

On December 7,2006, the Company acquired all the outstanding shares and shareholders loans of Interpay as at March 31, 2006. Total consideration was 3,500,000 Series A Preferred Shares which are to be converted to 17,500,000 restricted common shares within five (5) business days from the date the Company receives approval to increase its authorized share capital to 100 million or more of Common Stock. No finders fees or commissions were incurred.

Note 3	The Pro Forma Condensed Consolidated Balance Sheet has been prepared using the unaudited condensed consolidated balance sheet of the Company as at March 31, 2006 and the unaudited balance sheet of Interpay as at March 31, 2006. The Pro Forma Condensed Consolidated
Statement of Operations for the twelve months ended December 31, 2005 has been prepared using the audited consolidated statement of operations of the Company for the year ended
December 31, 2005 and the audited consolidated statement of operations of Interpay for the year ending December 31, 2005.The Pro Forma Condensed Consolidated Statement of Operations has
been prepared using the unaudited condensed statement of operations of the Company and Interpay for the three month period ending March 31, 2006. All financial statements have been prepared in conformity with accounting princilples generally accepted in the United States.

Note 4	Purchase Price

Purchase price allocation:	$
Assets
Current assets	4,763
Plant and equipment	338
Deposit for investment	105,263
Other investment	1
110,365

Liabilities
Current liabilities	69,169
Minority interest	(9,055)
60,114

Deferred compensation	635,568

Residual (Goodwill)	2,814,181

Purchase price	3,500,000

Note 5      Adjusting Entries

		$
A	Deferred compensation	635,568
B	Goodwill	2,814,181
C	Due to related parties	660,000
D	Preferred stock	(3,500)
E	Common stock	100
F	Additional paid-in capital	(3,496,500)
G	Retained earnings (deficit)	(631,887)
H	Foreign exchange reserved	22,038

A	To record puchase price allocated to deferred compensation.
B	To record puchase price allocated to goodwill.
C	To eliminate inter-company advances.
D	To record preferred stock issued for acquisition.
E	To eliminate capital stock.
F	To record additional paid-in capital for acquisition.
G, H	To eliminate retained earnings and foreign exchange reserved.